CAMDEN

Living Excellence

4Q14 Earnings Release & Supplemental Information

Camden Fourth Ward ● Atlanta, GA
Year Built 2014 ● 276 Apartment Homes
Acquired October 29, 2014

Investor Relations Contact
Kim Callahan ● (713) 354-2549

11 Greenway Plaza ● Houston TX 77046 ● (713) 354-2500 ● www.camdenliving.com

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the "Company") operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES 2014 OPERATING RESULTS,
6.1% DIVIDEND INCREASE AND 2015 FINANCIAL OUTLOOK

Houston, TEXAS (January 28, 2015) - Camden Property Trust (NYSE: CPT) today announced operating results for the three and twelve months ended December 31, 2014.

Funds from Operations (“FFO”)
FFO for the fourth quarter of 2014 totaled $0.99 per diluted share or $90.3 million, as compared to $1.08 per diluted share or $96.9 million for the same period in 2013. FFO for the three months ended December 31, 2014 included a $10.0 million or $0.11 per diluted share charge related to incentive compensation paid as a result of joint venture restructuring [see press release dated December 29, 2014 for additional information].

FFO for the twelve months ended December 31, 2014 totaled $4.18 per diluted share or $378.0 million, as compared to $4.11 per diluted share or $368.3 million for the same period in 2013. FFO for the twelve months ended December 31, 2014 included: a $10.0 million or $0.11 per diluted share charge related to incentive compensation paid as a result of joint venture restructuring, and a $2.5 million or $0.03 per diluted share net gain on sale of land holdings. FFO for the twelve months ended December 31, 2013 included: a $5.1 million or $0.06 per diluted share impact from a promoted equity interest recognized in conjunction with the sale of joint venture properties; a $1.0 million or $0.01 per diluted share impact from non-recurring fee income; and a $0.7 million or $0.01 per diluted share gain on sale of undeveloped land.

Net Income Attributable to Common Shareholders
For the three months ended December 31, 2014, the Company reported Net Income Attributable to Common Shareholders of $178.5 million and Earnings per Share - diluted ("EPS") of $1.98, as compared to EPS of $1.46 for the same period in 2013. EPS for the three months ended December 31, 2014 included a $1.73 per share gain on sale of operating properties, and an $0.11 per share charge related to incentive compensation paid as a result of joint venture restructuring. EPS for the three months ended December 31, 2013 included a $1.03 per share gain on sale of discontinued operations and a $0.04 per share gain on sale of unconsolidated joint venture properties.

For the twelve months ended December 31, 2014, Camden reported Net Income Attributable to Common Shareholders of $292.1 million and EPS of $3.27, as compared to EPS of $3.78 for the same period in 2013. EPS for the twelve months ended December 31, 2014 included: a $1.76 per share gain on sale of operating properties, an $0.11 per share charge related to incentive compensation paid as a result of joint venture restructuring, a $0.04 per share gain on sale of unconsolidated joint venture properties, and a $0.03 per share net gain on sale of land holdings. EPS for the twelve months ended December 31, 2013 included: a $2.06 per share gain on sale of discontinued operations, an $0.18 per share gain on sale of unconsolidated joint venture properties, a $0.06 per share impact from a promoted equity interest recognized in conjunction with the sale of joint venture properties, a $0.01 per share impact from non-recurring fee income, and a $0.01 per share gain on sale of undeveloped land.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same-Property Results
For the 46,069 apartment homes included in consolidated same-property results, fourth quarter 2014 same-property net operating income (“NOI”) increased 4.2% compared to the fourth quarter of 2013, with revenues increasing 4.2% and expenses increasing 4.3%. On a sequential basis, fourth quarter 2014 same-property NOI increased 2.3% compared to the third quarter of 2014, with revenues increasing 0.1% and expenses declining 3.7% compared to the prior quarter. On a full-year basis, 2014 same-property NOI increased 4.9%, with revenues increasing 4.5% and expenses increasing 3.8%

compared to the same period in 2013. Same-property physical occupancy levels averaged 95.7% during both the fourth quarter of 2014 and fourth quarter of 2013, and 96.1% during the third quarter of 2014.

The Company defines same-property communities as communities owned and stabilized since January 1, 2013. A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

Acquisition/Disposition Activity
During the fourth quarter, the company acquired Camden Fourth Ward, a 276-home apartment community in Atlanta, GA for $62.6 million.

Camden sold five wholly-owned apartment communities during the quarter for a total of $218.3 million: Camden River, a 352-home community in Atlanta, GA; Camden Glen Lakes, a 424-home community in Dallas, TX; Camden Club, a 436-home community in Orlando, FL; Camden Lakeside, a 228-home community in Tampa, FL; and Camden Pinehurst, a 407-home community in Charlotte, NC.

Subsequent to quarter-end, the Company disposed of Camden Ridgecrest, a 284-home community in Austin, TX for $29.3 million. Camden has one additional community in Tampa, FL under contract for sale which is expected to close on January 30, 2015 for approximately $85.1 million.

Development Activity
Lease-up was completed during the quarter at Camden NoMa, a 321-home project in Washington, DC, which is currently 95% occupied. Construction began during the quarter at two new wholly-owned communities: Camden McGowen Station in Houston, TX, a $90 million project with 315 apartment homes; and Camden Lincoln Station in Denver, CO, a $56 million project with 267 apartment homes.

Lease-up continued during the quarter at six wholly-owned development communities: Camden Boca Raton in Boca Raton, FL, a $52 million project with 261 apartment homes which is currently 77% leased; Camden Foothills in Scottsdale, AZ, a $44 million project with 220 apartment homes which is currently 51% leased; Camden La Frontera in Round Rock, TX, a $36 million project with 300 apartment homes which is currently 64% leased; Camden Lamar Heights in Austin, TX, a $47 million project with 314 apartment homes which is currently 51% leased; Camden Flatirons in Denver, CO, a $78 million project with 424 apartment homes which is currently 40% leased; and Camden Paces in Atlanta, GA, a $110 million project with 379 apartment homes which is currently 24% leased. Lease-up also began at one wholly-owned development community during the fourth quarter: Camden Hayden in Tempe, AZ, a $48 million project with 234 apartment homes which is currently 12% leased.

Construction continued at five wholly-owned development communities: Camden Glendale in Glendale, CA, a $115 million project with 303 apartment homes; Camden Gallery in Charlotte, NC, a $58 million project with 323 apartment homes; Camden Chandler in Chandler, AZ, a $75 million project with 380 apartment homes; Camden Victory Park in Dallas, TX, an $82 million project with 423 apartment homes; and The Camden in Los Angeles, CA, a $145 million project with 287 apartment homes. Construction also continued at one joint venture development community: Camden Southline in Charlotte, NC, a $48 million project with 266 apartment homes.

Equity Issuance
During the fourth quarter, Camden issued 209,747 common shares through its at-the-market ("ATM") share offering program at an average price of $76.28 per share, for total net consideration of approximately $15.7 million. No additional shares were sold subsequent to quarter-end.

Quarterly Dividend Declaration
Camden’s Board of Trust Managers declared a first quarter 2015 dividend of $0.70 per common share, which is a 6.1% increase over the Company’s prior quarterly dividend of $0.66 per share. The dividend is payable on April 17, 2015 to holders of record as of March 31, 2015. In declaring the dividend, the Board of Trust Managers considered a number of factors, including the Company’s past performance and future prospects, as described in this release.

Earnings Guidance
Camden provided initial earnings guidance for 2015 based on its current and expected views of the apartment market and general economic conditions. Full-year 2015 FFO is expected to be $4.36 to $4.56 per diluted share, and full-year 2015 EPS is expected to be $1.47 to $1.67. First quarter 2015 earnings guidance is $1.04 to $1.08 per diluted share for FFO and $0.34 to $0.38 for EPS. Guidance for EPS excludes gains on real estate transactions.

The midpoint of the Company’s initial 2015 earnings guidance takes into account property dispositions of $247.6 million completed between October 1, 2014 and January 15, 2015, and also assumes an additional property disposition of $85.1 million will occur on January 30, 2015. The impact to 2015 FFO from the property dispositions of $332.7 million is approximately $0.22 per diluted share.

Camden expects 2015 same-property revenue growth between 3.75% and 4.75%, expense growth between 4.5% and 5.0%, and NOI growth between 3.0% and 5.0%.  The Company’s same-property guidance for 2015 includes the impact of a new on-site bulk Internet initiative, which is anticipated to contribute 25 to 50 basis points to revenue growth and 75 to 100 basis points to expense growth during 2015.  The impact to same store NOI growth should be minimal in 2015 but meaningful in future years when the rollout is completed.

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2015 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Thursday, January 29, 2015 at 11:00 a.m. Central Time to review its fourth quarter and full-year 2014 results and discuss its outlook for future performance. To participate in the call, please dial (888) 317-6003 (Domestic) or (412) 317-6061 (International) by 10:50 a.m. Central Time and enter passcode: 5063934, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com. Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.  Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 167 properties containing 58,664 apartment homes across the United States. Upon completion of 13 properties under development, the Company’s portfolio will increase to 62,879 apartment homes in 180 properties. Camden was recently named by FORTUNE® Magazine for the seventh consecutive year as one of the “100 Best Companies to Work For” in America, ranking #11.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

Three Months Ended December 31,	Twelve Months Ended December 31,
2014	2013	2014	2013
Total property revenues (a)	$216,459	$204,317	$843,978	$788,851

EBITDA (b)	124,870	121,148	480,309	461,721

Net income attributable to common shareholders	178,498	129,996	292,089	336,364
Per share - basic	1.99	1.47	3.29	3.82
Per share - diluted	1.98	1.46	3.27	3.78

Income from continuing operations attributable to common shareholders	178,498	41,600	292,089	151,594
Per share - basic	1.99	0.46	3.29	1.70
Per share - diluted	1.98	0.46	3.27	1.69

Funds from operations	90,333	96,914	378,043	368,321
Per share - diluted	0.99	1.08	4.18	4.11

Dividends per share	0.66	0.63	2.64	2.52
Dividend payout ratio	66.7%	58.3%	63.2%	61.3%

Interest expensed	24,417	24,162	93,263	98,129
Interest capitalized	5,689	4,610	21,796	15,439
Total interest incurred	30,106	28,772	115,059	113,568

Principal amortization	700	1,071	3,924	4,261

Net Debt to Annualized EBITDA (c)	5.2x	5.2x	5.4	x	5.4	x
Interest expense coverage ratio	5.1x	5.0x	5.2x	4.7x
Total interest coverage ratio	4.1x	4.2x	4.2x	4.1x
Fixed charge expense coverage ratio	5.0x	4.8x	4.9x	4.5x
Total fixed charge coverage ratio	4.1x	4.1x	4.0x	3.9x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.3x	3.5x	3.3x	3.5x

Same property NOI increase (d)	4.2%	6.4%	4.9%	6.2%
(# of apartment homes included)	46,069	41,150	46,069	41,150

Gross turnover of apartment homes (annualized)	54%	57%	63%	65%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	46%	49%	53%	56%

As of December 31,
2014	2013
Total assets	$6,056,907	$5,632,141
Total debt	$2,743,539	$2,530,766
Common and common equivalent shares, outstanding end of period (e)	91,210	89,750
Share price, end of period	$73.84	$56.88
Book equity value, end of period (f)	$2,956,543	$2,807,361
Market equity value, end of period (g)	$6,734,946	$5,104,980

(a) Excludes discontinued operations, if any.

(b) 4Q14 and 2014 EBITDA excludes the one time charge of $10 million for fund modification incentive compensation.

(c) Net Debt is Notes Payable as reported at period end less Cash as reported at period end. Annualized EBITDA is EBITDA as reported for the period multiplied by 4 for quarter results.

(d) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2013, excluding properties held for sale.

(e) Includes at December 31, 2014: 89,313 common shares (including 483 common share equivalents related to share awards & options), plus 1,897 common share equivalents upon the assumed conversion of non-controlling units.

(f) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(g) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
OPERATING DATA
Property revenues
Rental revenues	$188,225	$177,795	$731,874	$683,362
Other property revenues	28,234	26,522	112,104	105,489
Total property revenues	216,459	204,317	843,978	788,851

Property expenses
Property operating and maintenance	53,014	50,297	211,253	199,650
Real estate taxes	23,415	21,582	94,055	86,041
Total property expenses	76,429	71,879	305,308	285,691

Non-property income
Fee and asset management	2,531	2,873	9,832	11,690
Interest and other income	80	41	842	1,217
Income on deferred compensation plans	2,003	3,078	3,937	8,290
Total non-property income	4,614	5,992	14,611	21,197

Other expenses
Property management	5,581	5,196	22,689	21,774
Fee and asset management	1,595	1,288	5,341	5,756
General and administrative	20,595	9,209	51,005	40,586
Interest	24,417	24,162	93,263	98,129
Depreciation and amortization	61,106	55,878	235,634	214,395
Amortization of deferred financing costs	862	859	3,355	3,548
Expense on deferred compensation plans	2,003	3,078	3,937	8,290
Total other expenses	116,159	99,670	415,224	392,478

Gain on sale of operating properties, including land	155,680	—	159,289	698
Impairment associated with land holdings	—	—	(1,152)	—
Equity in income of joint ventures	1,134	4,207	7,023	24,865
Income from continuing operations before income taxes	185,299	42,967	303,217	157,442
Income tax expense – current	(675)	(239)	(1,903)	(1,826)
Income from continuing operations	184,624	42,728	301,314	155,616
Income from discontinued operations	—	1,290	—	8,515
Gain on sale of discontinued operations, net of tax	—	91,101	—	182,160
Net income	184,624	135,119	301,314	346,291
Less income allocated to non-controlling interests from continuing operations	(6,126)	(1,128)	(9,225)	(4,022)
Less income, including gain on sale, allocated to non-controlling interests from discontinued operations	—	(3,995)	—	(5,905)
Net income attributable to common shareholders	$178,498	$129,996	$292,089	$336,364

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$184,624	$135,119	$301,314	$346,291
Other comprehensive income
Unrealized loss on cash flow hedging activities	—	—	(417)	—
Unrealized loss and unamortized prior service cost on post retirement obligation	(970)	(99)	(970)	(99)
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	25	13	74	54
Comprehensive income	183,679	135,033	300,001	346,246
Less income allocated to non-controlling interests from continuing operations	(6,126)	(1,128)	(9,225)	(4,022)
Less income, including gain on sale, allocated to non-controlling interests from discontinued operations	—	(3,995)	—	(5,905)
Comprehensive income attributable to common shareholders	$177,553	$129,910	$290,776	$336,319

PER SHARE DATA
Total earnings per common share -- basic	$1.99	$1.47	$3.29	$3.82
Total earnings per common share -- diluted	1.98	1.46	3.27	3.78
Earnings per common share from continuing operations -- basic	1.99	0.46	3.29	1.70
Earnings per common share from continuing operations -- diluted	1.98	0.46	3.27	1.69

Weighted average number of common shares outstanding:
Basic	88,683	87,459	88,084	87,204
Diluted	90,233	88,686	88,468	88,494

Note: Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$178,498	$129,996	$292,089	$336,364
Real estate depreciation from continuing operations	60,032	54,520	230,638	209,474
Real estate depreciation from discontinued operations	—	199	—	5,255
Adjustments for unconsolidated joint ventures	1,357	1,422	5,337	5,738
Income allocated to non-controlling interests	6,126	5,123	9,225	9,927
Gain on sale of unconsolidated joint venture properties	—	(3,245)	(3,566)	(16,277)
Gain on sale of operating properties, net of tax	(155,680)	—	(155,680)	—
Gain on sale of discontinued operations, net of tax	—	(91,101)	—	(182,160)
Funds from operations	$90,333	$96,914	$378,043	$368,321

PER SHARE DATA
Funds from operations - diluted	$0.99	$1.08	$4.18	$4.11
Distributions declared per common share	0.66	0.63	2.64	2.52

Weighted average number of common shares outstanding:
FFO - diluted	91,045	89,772	90,366	89,580

PROPERTY DATA
Total operating properties (end of period) (a)	168	170	168	170
Total operating apartment homes in operating properties (end of period) (a)	58,948	59,899	58,948	59,899
Total operating apartment homes (weighted average)	52,998	53,710	52,833	54,181
Total operating apartment homes - excluding discontinued operations (weighted average)	52,998	52,629	52,833	51,759

(a) Includes joint ventures and properties held for sale.

Note: Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEET
(In thousands)

(Unaudited)

	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013
ASSETS
Real estate assets, at cost
Land	$1,003,422	$997,349	$985,444	$978,770	$969,711
Buildings and improvements	5,890,498	5,894,453	5,762,428	5,691,619	5,629,904
	6,893,920	6,891,802	6,747,872	6,670,389	6,599,615
Accumulated depreciation	(1,738,862)	(1,813,124)	(1,755,086)	(1,698,724)	(1,643,713)
Net operating real estate assets	5,155,058	5,078,678	4,992,786	4,971,665	4,955,902
Properties under development, including land	527,596	576,269	599,139	515,141	472,566
Investments in joint ventures	36,429	35,180	36,167	36,719	42,155
Properties held for sale	27,143	—	—	—	—
Total real estate assets	5,746,226	5,690,127	5,628,092	5,523,525	5,470,623
Accounts receivable – affiliates	25,977	25,954	26,501	26,145	27,724
Other assets, net (a)	124,888	123,999	114,002	107,862	109,401
Cash and cash equivalents	153,918	66,127	16,069	16,768	17,794
Restricted cash	5,898	5,769	5,424	5,549	6,599
Total assets	$6,056,907	$5,911,976	$5,790,088	$5,679,849	$5,632,141

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,837,911	$1,837,621	$1,769,287	$1,649,041	$1,588,798
Secured	905,628	906,328	930,952	940,881	941,968
Accounts payable and accrued expenses	157,232	147,255	122,307	124,981	113,307
Accrued real estate taxes	39,149	54,369	40,232	21,922	35,648
Distributions payable	60,386	60,265	59,770	59,728	56,787
Other liabilities (b)	100,058	94,230	90,944	88,693	88,272
Total liabilities	3,100,364	3,100,068	3,013,492	2,885,246	2,824,780

Commitments and contingencies
Non-qualified deferred compensation share awards	68,134	60,363	61,727	55,498	47,180

Equity
Common shares of beneficial interest	976	974	967	966	967
Additional paid-in capital	3,667,448	3,649,750	3,595,315	3,593,633	3,596,069
Distributions in excess of net income attributable to common shareholders	(453,777)	(568,142)	(550,050)	(523,321)	(494,167)
Treasury shares, at cost	(396,626)	(397,497)	(398,474)	(399,510)	(410,227)
Accumulated other comprehensive loss (c)	(2,419)	(1,474)	(1,077)	(1,091)	(1,106)
Total common equity	2,815,602	2,683,611	2,646,681	2,670,677	2,691,536
Non-controlling interests	72,807	67,934	68,188	68,428	68,645
Total equity	2,888,409	2,751,545	2,714,869	2,739,105	2,760,181
Total liabilities and equity	$6,056,907	$5,911,976	$5,790,088	$5,679,849	$5,632,141

(a) Includes:
net deferred charges of:	$13,219	$14,361	$12,747	$13,615	$14,497

(b) Includes:
deferred revenues of:	$1,848	$1,734	$1,070	$1,786	$1,886

(c) Represents the unrealized loss and unamortized prior service costs on post retirement obligation, and unrealized loss on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT DECEMBER 31, 2014 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Total	Operating	Under Construction	Total	Grand Total
D.C. Metro (a)	5,426	703	—	—	6,129	276	—	276	6,405
Houston, TX	4,569	1,343	—	315	6,227	2,522	—	2,522	8,749
Los Angeles/Orange County, CA	2,060	421	—	590	3,071	—	—	—	3,071
Dallas, TX	3,993	—	—	423	4,416	1,250	—	1,250	5,666
Tampa, FL	4,430	—	—	—	4,430	450	—	450	4,880
SE Florida	2,520	—	261	—	2,781	—	—	—	2,781
Las Vegas, NV	4,918	—	—	—	4,918	—	—	—	4,918
Atlanta, GA	2,765	868	—	379	4,012	234	—	234	4,246
Orlando, FL	2,802	438	—	—	3,240	300	—	300	3,540
Charlotte, NC	2,487	—	—	323	2,810	—	266	266	3,076
Raleigh, NC	2,266	438	—	—	2,704	350	—	350	3,054
Denver, CO	1,941	—	—	691	2,632	—	—	—	2,632
San Diego/Inland Empire, CA	1,665	—	—	—	1,665	—	—	—	1,665
Phoenix, AZ	1,925	170	220	614	2,929	—	—	—	2,929
Austin, TX	1,670	—	—	614	2,284	1,360	—	1,360	3,644
Corpus Christi, TX	632	1,005	—	—	1,637	270	—	270	1,907
Total Portfolio	46,069	5,386	481	3,949	55,885	7,012	266	7,278	63,163

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

FOURTH QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property" Communities	Operating Communities (b)	Incl. JVs at Pro Rata % (c)	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013
D.C. Metro	16.6%	16.6%	16.5%	95.2%	96.1%	95.8%	95.3%	95.2%
Houston, TX	10.5%	12.6%	13.1%	95.7%	96.2%	95.9%	96.1%	96.4%
Los Angeles/Orange County, CA	6.7%	6.8%	6.6%	96.4%	96.5%	95.3%	95.9%	95.7%
Dallas, TX	6.9%	6.1%	6.3%	95.1%	95.6%	95.3%	95.1%	95.7%
Tampa, FL	7.5%	6.6%	6.6%	95.8%	95.8%	95.4%	95.6%	95.6%
SE Florida	7.6%	7.1%	7.0%	95.9%	96.6%	96.4%	96.9%	96.3%
Las Vegas, NV	7.2%	6.3%	6.2%	95.9%	95.6%	95.8%	95.0%	95.3%
Atlanta, GA	5.2%	5.9%	5.8%	95.9%	96.2%	95.4%	95.4%	95.6%
Orlando, FL	4.9%	5.1%	5.1%	95.6%	96.0%	95.7%	96.0%	95.6%
Charlotte, NC	5.6%	5.0%	4.9%	97.2%	97.7%	96.8%	97.3%	96.5%
Raleigh, NC	4.1%	4.2%	4.2%	95.0%	96.2%	95.9%	95.1%	96.0%
Denver, CO	4.9%	4.3%	4.2%	95.9%	96.3%	96.0%	94.1%	94.5%
San Diego/Inland Empire, CA	4.4%	3.9%	3.8%	95.9%	95.4%	95.2%	95.1%	95.8%
Phoenix, AZ	3.7%	3.8%	3.7%	95.2%	95.7%	93.8%	94.9%	95.5%
Austin, TX	3.0%	2.6%	2.9%	95.2%	96.3%	95.3%	95.9%	96.2%
Corpus Christi, TX	1.2%	3.1%	3.1%	94.7%	96.2%	95.3%	94.7%	95.1%
Total Portfolio	100.0%	100.0%	100.0%	95.6%	96.1%	95.6%	95.6%	95.7%

(b) Operating communities represent all fully-consolidated communities at period end, excluding communities under construction.

(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(d) Occupancy figures include all stabilized operating communities including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended December 31,			Twelve Months Ended December 31,
Property Revenues	Homes	2014	2013	Change	2014	2013	Change
"Same Property" Communities (a)	46,069	$185,146	$177,699	$7,447	$730,488	$699,027	$31,461
Non-"Same Property" Communities (b)	5,386	23,675	19,632	4,043	84,440	61,761	22,679
Development and Lease-Up Communities (c)	4,430	2,736	—	2,736	3,546	—	3,546
Disposition/Other (d)	—	4,902	6,986	(2,084)	25,504	28,063	(2,559)
Total Property Revenues	55,885	$216,459	$204,317	$12,142	$843,978	$788,851	$55,127

Property Expenses
"Same Property" Communities (a)	46,069	$64,875	$62,230	$2,645	$261,000	$251,331	$9,669
Non-"Same Property" Communities (b)	5,386	8,313	6,984	1,329	32,302	22,789	9,513
Development and Lease-Up Communities (c)	4,430	927	12	915	1,191	12	1,179
Disposition/Other (d)	—	2,314	2,653	(339)	10,815	11,559	(744)
Total Property Expenses	55,885	$76,429	$71,879	$4,550	$305,308	$285,691	$19,617

Property Net Operating Income
"Same Property" Communities (a)	46,069	$120,271	$115,469	$4,802	$469,488	$447,696	$21,792
Non-"Same Property" Communities (b)	5,386	15,362	12,648	2,714	52,138	38,972	13,166
Development and Lease-Up Communities (c)	4,430	1,809	(12)	1,821	2,355	(12)	2,367
Disposition/Other (d)	—	2,588	4,333	(1,745)	14,689	16,504	(1,815)
Total Property Net Operating Income	55,885	$140,030	$132,438	$7,592	$538,670	$503,160	$35,510

Income from Discontinued Operations (e)	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Property revenues	$—	$2,832	$—	$24,322
Property expenses	—	(1,343)	—	(10,552)
Property net operating income	$—	$1,489	$—	$13,770
Depreciation and amortization	—	(199)	—	(5,255)
Gain on sale of discontinued operations, net of tax	—	91,101	—	182,160
Income, including gain on sale, allocated to non-controlling interests	—	(3,995)	—	(5,905)
Income attributable to common shareholders	$—	$88,396	$—	$184,770

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2013.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2013. Discontinued operations, including properties held for sale and considered to be discontinued operations, are excluded from the above results.

(c) Development and Lease-Up Communities are non-stabilized communities we have acquired or developed since January 1, 2013. Discontinued operations, including properties held for sale and considered to be discontinued operations, are excluded from the above results.

(d) Disposition/Other includes operating communities sold subsequent to January 1, 2014 and also includes results from non-multifamily rental properties, above/below market lease amortization related to acquired communities, and expenses related to land holdings not under active development.

(e) Represents operating results for communities disposed of during 2013, of which Camden has no continuing involvement.

CAMDEN	"SAME PROPERTY"
FOURTH QUARTER COMPARISONS
December 31, 2014
(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	4Q14	4Q13	Growth	4Q14	4Q13	Growth	4Q14	4Q13	Growth
D.C. Metro	$28,794	$28,609	0.6%	$8,849	$8,464	4.5%	$19,945	$20,145	(1.0)%
Houston, TX	19,553	18,718	4.5%	6,879	7,019	(2.0)%	12,674	11,699	8.3%
Los Angeles/Orange County, CA	11,819	11,149	6.0%	3,793	3,733	1.6%	8,026	7,416	8.2%
Dallas, TX	14,155	13,653	3.7%	5,830	5,565	4.8%	8,325	8,088	2.9%
Tampa, FL	14,589	14,052	3.8%	5,524	5,542	(0.3)%	9,065	8,510	6.5%
SE Florida	13,972	13,323	4.9%	4,841	4,643	4.3%	9,131	8,680	5.2%
Las Vegas, NV	13,574	13,078	3.8%	4,886	4,803	1.7%	8,688	8,275	5.0%
Atlanta, GA	10,243	9,448	8.4%	3,949	3,483	13.4%	6,294	5,965	5.5%
Orlando, FL	9,541	9,242	3.2%	3,682	3,530	4.3%	5,859	5,712	2.6%
Charlotte, NC	9,888	9,373	5.5%	3,206	3,014	6.4%	6,682	6,359	5.1%
Raleigh, NC	7,294	7,053	3.4%	2,397	2,296	4.4%	4,897	4,757	2.9%
Denver, CO	8,352	7,730	8.0%	2,458	2,238	9.8%	5,894	5,492	7.3%
San Diego/Inland Empire, CA	8,401	8,090	3.8%	3,109	3,074	1.1%	5,292	5,016	5.5%
Phoenix, AZ	6,642	6,317	5.1%	2,135	1,533	39.3%	4,507	4,784	(5.8)%
Austin, TX	6,127	5,732	6.9%	2,567	2,584	(0.7)%	3,560	3,148	13.1%
Corpus Christi, TX	2,202	2,132	3.3%	770	709	8.6%	1,432	1,423	0.6%

Total Same Property	$185,146	$177,699	4.2%	$64,875	$62,230	4.3%	$120,271	$115,469	4.2%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included	Contribution (a)	4Q14	4Q13	Growth	4Q14	4Q13	Growth
D.C. Metro	5,426	16.6%	95.4%	95.1%	0.3%	$1,648	$1,644	0.2%
Houston, TX	4,569	10.5%	95.5%	96.3%	(0.8)%	1,332	1,263	5.5%
Los Angeles/Orange County, CA	2,060	6.7%	95.6%	95.8%	(0.2)%	1,818	1,723	5.5%
Dallas, TX	3,993	6.9%	95.5%	96.0%	(0.5)%	1,088	1,045	4.1%
Tampa, FL	4,430	7.5%	95.8%	95.6%	0.2%	960	928	3.4%
SE Florida	2,520	7.6%	95.9%	96.4%	(0.5)%	1,729	1,639	5.5%
Las Vegas, NV	4,918	7.2%	95.9%	95.3%	0.6%	820	790	3.8%
Atlanta, GA	2,765	5.2%	95.9%	95.8%	0.1%	1,118	1,030	8.5%
Orlando, FL	2,802	4.9%	95.4%	95.7%	(0.3)%	1,023	990	3.3%
Charlotte, NC	2,487	5.6%	97.1%	96.6%	0.5%	1,197	1,148	4.3%
Raleigh, NC	2,266	4.1%	95.6%	95.9%	(0.3)%	946	922	2.6%
Denver, CO	1,941	4.9%	95.9%	94.5%	1.4%	1,321	1,236	6.9%
San Diego/Inland Empire, CA	1,665	4.4%	95.9%	95.8%	0.1%	1,593	1,535	3.8%
Phoenix, AZ	1,925	3.7%	95.2%	95.7%	(0.5)%	1,051	1,002	4.9%
Austin, TX	1,670	3.0%	95.1%	95.8%	(0.7)%	1,088	1,022	6.5%
Corpus Christi, TX	632	1.2%	94.1%	95.6%	(1.5)%	1,009	976	3.4%

Total Same Property	46,069	100.0%	95.7%	95.7%	—%	$1,227	$1,179	4.1%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2013.

(b) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
December 31, 2014
(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	4Q14	3Q14	Growth	4Q14	3Q14	Growth	4Q14	3Q14	Growth
D.C. Metro	$28,794	$29,122	(1.1)%	$8,849	$9,139	(3.2)%	$19,945	$19,983	(0.2)%
Houston, TX	19,553	19,706	(0.8)%	6,879	7,295	(5.7)%	12,674	12,411	2.1%
Los Angeles/Orange County, CA	11,819	11,706	1.0%	3,793	3,937	(3.7)%	8,026	7,769	3.3%
Dallas, TX	14,155	14,065	0.6%	5,830	5,785	0.8%	8,325	8,280	0.5%
Tampa, FL	14,589	14,489	0.7%	5,524	5,823	(5.1)%	9,065	8,666	4.6%
SE Florida	13,972	13,845	0.9%	4,841	4,742	2.1%	9,131	9,103	0.3%
Las Vegas, NV	13,574	13,577	0.0%	4,886	5,089	(4.0)%	8,688	8,488	2.4%
Atlanta, GA	10,243	10,105	1.4%	3,949	3,962	(0.3)%	6,294	6,143	2.5%
Orlando, FL	9,541	9,586	(0.5)%	3,682	3,822	(3.7)%	5,859	5,764	1.6%
Charlotte, NC	9,888	9,918	(0.3)%	3,206	3,221	(0.5)%	6,682	6,697	(0.2)%
Raleigh, NC	7,294	7,254	0.6%	2,397	2,624	(8.7)%	4,897	4,630	5.8%
Denver, CO	8,352	8,257	1.2%	2,458	2,611	(5.9)%	5,894	5,646	4.4%
San Diego/Inland Empire, CA	8,401	8,274	1.5%	3,109	3,235	(3.9)%	5,292	5,039	5.0%
Phoenix, AZ	6,642	6,659	(0.3)%	2,135	2,411	(11.4)%	4,507	4,248	6.1%
Austin, TX	6,127	6,094	0.5%	2,567	2,844	(9.7)%	3,560	3,250	9.5%
Corpus Christi, TX	2,202	2,244	(1.9)%	770	813	(5.3)%	1,432	1,431	0.1%

Total Same Property	$185,146	$184,901	0.1%	$64,875	$67,353	(3.7)%	$120,271	$117,548	2.3%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included	Contribution (a)	4Q14	3Q14	Growth	4Q14	3Q14	Growth
D.C. Metro	5,426	16.5%	95.4%	96.2%	(0.8)%	$1,648	$1,651	(0.2)%
Houston, TX	4,569	10.2%	95.5%	96.0%	(0.5)%	1,332	1,321	0.8%
Los Angeles/Orange County, CA	2,060	6.4%	95.6%	96.3%	(0.7)%	1,818	1,788	1.7%
Dallas, TX	3,993	7.5%	95.5%	95.7%	(0.2)%	1,088	1,074	1.3%
Tampa, FL	4,430	7.5%	95.8%	95.7%	0.1%	960	951	0.9%
SE Florida	2,520	7.5%	95.9%	96.6%	(0.7)%	1,729	1,708	1.2%
Las Vegas, NV	4,918	7.0%	95.9%	95.6%	0.3%	820	812	1.0%
Atlanta, GA	2,765	5.7%	95.9%	96.3%	(0.4)%	1,118	1,099	1.7%
Orlando, FL	2,802	5.4%	95.4%	96.1%	(0.7)%	1,023	1,012	1.1%
Charlotte, NC	2,487	6.2%	97.1%	97.7%	(0.6)%	1,197	1,192	0.4%
Raleigh, NC	2,266	3.8%	95.6%	96.0%	(0.4)%	946	941	0.5%
Denver, CO	1,941	4.7%	95.9%	96.3%	(0.4)%	1,321	1,298	1.8%
San Diego/Inland Empire, CA	1,665	4.2%	95.9%	95.4%	0.5%	1,593	1,577	1.0%
Phoenix, AZ	1,925	3.5%	95.2%	95.6%	(0.4)%	1,051	1,036	1.4%
Austin, TX	1,670	2.7%	95.1%	96.0%	(0.9)%	1,088	1,071	1.6%
Corpus Christi, TX	632	1.2%	94.1%	96.7%	(2.6)%	1,009	1,002	0.7%

Total Same Property	46,069	100.0%	95.7%	96.1%	(0.4)%	$1,227	$1,216	0.9%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2013.

(b) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
December 31, 2014
(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Year to Date Results (a)	2014	2013	Growth	2014	2013	Growth	2014	2013	Growth
D.C. Metro	$115,269	$114,290	0.9%	$35,578	$33,827	5.2%	$79,691	$80,463	(1.0)%
Houston, TX	77,456	73,219	5.8%	28,787	27,603	4.3%	48,669	45,616	6.7%
Los Angeles/Orange County, CA	46,344	44,130	5.0%	14,936	14,659	1.9%	31,408	29,471	6.6%
Dallas, TX	55,708	53,223	4.7%	23,191	22,750	1.9%	32,517	30,473	6.7%
Tampa, FL	57,612	55,451	3.9%	22,639	22,305	1.5%	34,973	33,146	5.5%
SE Florida	55,004	52,311	5.1%	18,926	18,642	1.5%	36,078	33,669	7.2%
Las Vegas, NV	53,552	51,650	3.7%	19,493	19,190	1.6%	34,059	32,460	4.9%
Atlanta, GA	39,673	36,606	8.4%	15,255	14,064	8.5%	24,418	22,542	8.3%
Orlando, FL	37,928	36,531	3.8%	14,746	14,220	3.7%	23,182	22,311	3.9%
Charlotte, NC	38,918	36,724	6.0%	12,556	11,955	5.0%	26,362	24,769	6.4%
Raleigh, NC	28,706	27,639	3.9%	9,790	9,250	5.8%	18,916	18,389	2.9%
Denver, CO	32,421	30,328	6.9%	9,837	9,118	7.9%	22,584	21,210	6.5%
San Diego/Inland Empire, CA	32,919	31,451	4.7%	12,489	12,312	1.4%	20,430	19,139	6.7%
Phoenix, AZ	26,320	24,825	6.0%	9,035	8,118	11.3%	17,285	16,707	3.5%
Austin, TX	23,873	22,364	6.7%	10,592	10,301	2.8%	13,281	12,063	10.1%
Corpus Christi, TX	8,785	8,285	6.0%	3,150	3,017	4.4%	5,635	5,268	7.0%

Total Same Property	$730,488	$699,027	4.5%	$261,000	$251,331	3.8%	$469,488	$447,696	4.9%

	Apartment
	Homes	% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Year to Date Results (a)	Included	Contribution (a)	2014	2013	Growth	2014	2013	Growth
D.C. Metro	5,426	17.0%	95.6%	95.4%	0.2%	$1,645	$1,641	0.2%
Houston, TX	4,569	10.4%	95.8%	96.1%	(0.3)%	1,307	1,229	6.3%
Los Angeles/Orange County, CA	2,060	6.7%	96.0%	95.7%	0.3%	1,775	1,697	4.6%
Dallas, TX	3,993	6.9%	95.5%	95.2%	0.3%	1,068	1,024	4.3%
Tampa, FL	4,430	7.4%	95.7%	95.3%	0.4%	946	915	3.4%
SE Florida	2,520	7.7%	96.4%	95.4%	1.0%	1,694	1,620	4.6%
Las Vegas, NV	4,918	7.3%	95.6%	94.6%	1.0%	807	785	2.8%
Atlanta, GA	2,765	5.2%	95.8%	95.3%	0.5%	1,080	997	8.3%
Orlando, FL	2,802	4.9%	95.8%	95.7%	0.1%	1,009	975	3.5%
Charlotte, NC	2,487	5.6%	97.2%	96.6%	0.6%	1,178	1,125	4.7%
Raleigh, NC	2,266	4.0%	95.6%	95.3%	0.3%	935	905	3.3%
Denver, CO	1,941	4.8%	95.6%	94.7%	0.9%	1,281	1,207	6.1%
San Diego/Inland Empire, CA	1,665	4.4%	95.4%	94.3%	1.1%	1,567	1,515	3.4%
Phoenix, AZ	1,925	3.7%	95.1%	93.4%	1.7%	1,031	1,001	3.0%
Austin, TX	1,670	2.8%	95.3%	95.0%	0.3%	1,061	1,000	6.1%
Corpus Christi, TX	632	1.2%	95.3%	95.9%	(0.6)%	998	940	6.2%

Total Same Property	46,069	100.0%	95.8%	95.3%	0.5%	$1,207	$1,161	4.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2013.

(b) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
December 31, 2014
(In thousands)

(Unaudited)

					% of Actual
					4Q14 Operating
Quarterly Comparison (a)	4Q14	4Q13	$ Change	% Change	Expenses

Property taxes	$19,960	$18,718	$1,242	6.6%	30.8%
Salaries and Benefits for On-site Employees	15,009	14,528	481	3.3%	23.1%
Utilities	13,935	13,254	681	5.1%	21.5%
Repairs and Maintenance	8,782	8,503	279	3.3%	13.5%
Property Insurance	3,104	3,395	(291)	(8.6)%	4.8%
Other	4,085	3,832	253	6.6%	6.3%

Total Same Property	$64,875	$62,230	$2,645	4.3%	100.0%

					% of Actual
					4Q14 Operating
Sequential Comparison (a)	4Q14	3Q14	$ Change	% Change	Expenses

Property taxes	$19,960	$20,058	($98)	(0.5)%	30.8%
Salaries and Benefits for On-site Employees	15,009	15,410	(401)	(2.6)%	23.1%
Utilities	13,935	14,535	(600)	(4.1)%	21.5%
Repairs and Maintenance	8,782	10,060	(1,278)	(12.7)%	13.5%
Property Insurance	3,104	3,322	(218)	(6.6)%	4.8%
Other	4,085	3,968	117	2.9%	6.3%

Total Same Property	$64,875	$67,353	($2,478)	(3.7)%	100.0%

					% of Actual
					2014 Operating
Year to Date Comparison (a)	2014	2013	$ Change	% Change	Expenses

Property taxes	$80,433	$76,092	$4,341	5.7%	30.8%
Salaries and Benefits for On-site Employees	60,343	58,123	2,220	3.8%	23.1%
Utilities	55,099	53,305	1,794	3.4%	21.1%
Repairs and Maintenance	36,629	34,485	2,144	6.2%	14.1%
Property Insurance	12,845	13,950	(1,105)	(7.9)%	4.9%
Other	15,651	15,376	275	1.8%	6.0%

Total Same Property	$261,000	$251,331	$9,669	3.8%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2013.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations(a):

	Three Months Ended December 31,			Twelve Months Ended December 31,
OPERATING DATA (b)	2014	2013		2014	2013
Property Revenues
Rental revenues	$5,067	$4,956		$19,027	$20,834
Other property revenues	684	736		2,603	3,009
Total property revenues	5,751	5,692		21,630	23,843

Property expenses
Property operating and maintenance	1,364	1,429		5,398	6,493
Real estate taxes	901	845		3,464	3,522
	2,265	2,274		8,862	10,015

Net Operating Income	3,486	3,418		12,768	13,828

Other expenses
Interest	972	1,019		3,773	4,379
Depreciation and amortization	1,390	1,435		5,420	5,754
Other (including debt prepayment penalties)	(10)	102		118	227
Total other expenses	2,352	2,556		9,311	10,360

Promoted equity interests	—	100		—	5,120
Gain on sale of properties, net	—	3,245		3,566	16,277

Equity in income of joint ventures	$1,134	$4,207		$7,023	$24,865

	Dec 31, 2014	Sep 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013
BALANCE SHEET DATA(c)
Land	$104,662	$104,101	$104,101	$104,101	$110,496
Building & Improvements	679,862	676,126	673,204	669,943	695,290
	784,524	780,227	777,305	774,044	805,786
Accumulated Depreciation	(85,091)	(78,242)	(71,474)	(64,780)	(61,493)
Net operating real estate assets	699,433	701,985	705,831	709,264	744,293
Properties under development and land	37,677	31,139	25,426	19,299	25,999
Cash and other assets, net	20,655	14,788	13,033	10,685	19,882
Total assets	$757,765	$747,912	$744,290	$739,248	$790,174

Notes payable	$523,636	$524,511	$519,864	$516,992	$530,701
Other liabilities	30,836	26,639	23,102	18,571	29,856
Total liabilities	554,472	551,150	542,966	535,563	560,557

Member's equity	203,293	196,762	201,324	203,685	229,617
Total liabilities and members' equity	$757,765	$747,912	$744,290	$739,248	$790,174

Company's equity investment	$36,429	$35,180	$36,167	$36,719	$42,155

Camden's pro-rata share of debt	$163,898	$104,902	$103,973	$103,399	$106,140

PROPERTY DATA (end of period)
Total operating properties	21	21	21	21	22
Total operating apartment homes	7,012	7,012	7,012	7,012	7,270
Pro rata share of operating apartment homes	2,195	1,402	1,402	1,402	1,454
Total development properties	1	1	1	1	2
Total development apartment homes	266	266	266	266	566
Pro rata share of development apartment homes	83	53	53	53	113

(a) In December 2014, the partnership agreements for each of the funds were amended, resulting in the extension of the term for each fund to December 31, 2026 and our ownership interests were increased from 20% to 31.3% effective December 23, 2014.
(b) Operating data represents Camden's pro-rata share of revenues and expenses.
(c) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF DECEMBER 31, 2014 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 01/25/2015
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Boca Raton	261	$51.7			4Q12	3Q14	4Q14	3Q15	77%	70%
	Boca Raton, FL
2.	Camden Foothills	220	44.3			3Q13	3Q14	4Q14	3Q15	51%	45%
	Scottsdale, AZ

Total Completed Communities in Lease-Up		481	$96.0							65%	59%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 01/25/2015
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden La Frontera	300	$36.0	$35.0	$6.7	2Q13	2Q14	1Q15	4Q15	64%	57%
	Round Rock, TX
2.	Camden Lamar Heights	314	47.0	45.6	16.8	2Q12	2Q14	1Q15	4Q15	51%	45%
	Austin, TX
3.	Camden Flatirons	424	78.0	74.2	37.6	3Q12	2Q14	2Q15	3Q16	40%	37%
	Denver, CO
4.	Camden Paces	379	110.0	98.3	47.7	4Q12	2Q14	3Q15	4Q16	24%	19%
	Atlanta, GA
5.	Camden Hayden	234	48.0	41.1	27.9	3Q13	4Q14	2Q15	3Q15	12%	10%
	Tempe, AZ
6.	Camden Glendale	303	115.0	94.8	94.8	4Q12	1Q15	3Q15	1Q16
	Glendale, CA
7.	Camden Gallery	323	58.0	28.9	28.9	3Q13	3Q15	1Q16	3Q16
	Charlotte, NC
8.	Camden Chandler	380	75.0	36.4	36.4	1Q14	1Q15	1Q16	1Q17
	Chandler, AZ
9.	Camden Victory Park	423	82.0	33.2	33.2	4Q13	3Q15	1Q16	1Q18
	Dallas, TX
10.	The Camden	287	145.0	61.7	61.7	4Q13	2Q16	4Q16	2Q17
	Los Angeles, CA
11.	Camden Lincoln Station	267	56.0	8.4	8.4	4Q14	4Q16	2Q17	1Q18
	Denver, CO
12.	Camden McGowen Station	315	90.0	11.2	11.2	4Q14	2Q17	4Q17	1Q19
	Houston, TX

Total Development Communities		3,949	$940.0	$568.8	$411.3					39%	34%

Additional Development Pipeline & Land (a)					116.3

Total Properties Under Development and Land (per Balance Sheet)					$527.6

NOI Contribution from Development Communities ($ in millions)								Cost to Date	4Q14 NOI
Communities that Stabilized During Quarter								$101.6	$1.4
Completed Communities in Lease-Up								96.0	0.6
Development Communities in Lease-Up								294.2	1.2
Total Development Communities NOI Contribution								$491.8	$3.2

						Estimated/Actual Dates for
Joint Venture Development Communities		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized
		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations
UNDER CONSTRUCTION
1.	Camden Southline	266	$48.0	$36.5	$36.4	2Q13	1Q15	3Q15	4Q15
	Charlotte, NC

Total Joint Venture
Development Communities		266	$48.0	$36.5	$36.4

(a) Please refer to the Development Pipeline & Land Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF DECEMBER 31, 2014 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES (a)		Homes	Estimated Cost (b)	Cost to Date

1.	Camden NoMa II	405	$116.0	$22.1
	Washington, DC
2.	Camden Shady Grove	457	115.0	31.6
	Rockville, MD
3.	Camden Buckhead	336	80.0	20.9
	Atlanta, GA
4.	Camden Conte (c)	519	170.0	18.3
	Houston, TX
5.	Camden Atlantic	286	62.0	12.8
	Plantation, FL

Development Pipeline		2,003	$543.0	$105.7

LAND HOLDINGS		Acreage		Cost to Date

	Las Vegas, NV	19.6		$4.2
	Other	4.8		6.4

Land Holdings		24.4		$10.6

Total Development Pipeline and Land				$116.3

(a) Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.

(b) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking statements are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecasted and estimates routinely require adjustment.

(c) The development will be developed in two phases. The estimated units, estimated cost, and cost to date represent both phases.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2014 ACQUISITION/DISPOSITION ACTIVITY ($ in millions)

Acquisitions		Location	Apartment Homes	Year Built	Closing Date
1.	Camden Fourth Ward	Atlanta, GA	276	2014	10/29/14

Total/Average Acquisitions		$62.6	276 Apartment Homes	2014

Dispositions		Location	Apartment Homes	Year Built	Closing Date
1.	Camden River	Atlanta, GA	352	1997	11/10/14
2.	Camden Glen Lakes	Dallas, TX	424	1979	11/18/14
3.	Camden Club	Orlando, FL	436	1986	12/04/14
4.	Camden Lakeside	Tampa, FL	228	1986	12/09/14
5.	Camden Pinehurst	Charlotte, NC	407	1967	12/18/14

Total/Average Dispositions		$218.3	1,847 Apartment Homes	1983

Land Dispositions		Location	Acres	Year Built	Closing Date
1.	Paces Land	Atlanta, GA	3.0	N/A	03/03/14
2.	Farmers Market Land	Dallas, TX	4.7	N/A	04/11/14
3.	Farmers Market Land	Dallas, TX	2.4	N/A	07/28/14
4.	Andrau Land	Houston, TX	19.2	N/A	08/19/14

Total/Average Land Dispositions		$23.7	29.3 Acres	N/A

Joint Venture Dispositions		Location	Apartment Homes	Year Built	Closing Date
1.	Camden Braun Station	San Antonio, TX	240	2006	02/12/14
2.	Camden Piney Point	Houston, TX	318	2004	02/27/14

Total/Average Joint Venture Dispositions		$65.6	558 Apartment Homes	2005
Pro Rata Joint Venture Dispositions		$13.1

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF DECEMBER 31, 2014:

		Future Scheduled Repayments
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt
2015	$1,821	$—	$250,000	$251,821	9.2%	5.1%
2016	2,036	—	—	2,036	0.1%	N/A
2017	2,246	—	246,750	248,996	9.1%	5.7%
2018	2,439	175,000	—	177,439	6.5%	N/A
2019	2,346	644,107	—	646,453	23.5%	5.3%
Thereafter	66,794	—	1,350,000	1,416,794	51.6%	4.0%
Total Maturing Debt	$77,682	$819,107	$1,846,750	$2,743,539	100.0%	4.4%

Unsecured Line of Credit	$—	$—	$—	$—	—%	N/A
Other Short Term Borrowings	—	—	—	—	—%	N/A
Total Debt	$77,682	$819,107	$1,846,750	$2,743,539	100.0%	4.4%

Weighted Average Maturity of Debt		6.3 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$209,751	7.6%	1.0%	5.4 Years
Fixed rate debt	2,533,788	92.4%	4.6%	6.4 Years
Total	$2,743,539	100.0%	4.4%	6.3 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,837,911	67.0%	4.4%	6.4 Years
Secured debt	905,628	33.0%	4.2%	6.1 Years
Total	$2,743,539	100.0%	4.4%	6.3 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$695,877	76.8%	5.2%	6.3 Years
Conventional variable-rate mortgage debt	175,000	19.3%	0.9%	3.8 Years
Tax exempt variable rate debt	34,751	3.9%	1.3%	13.5 Years
Total	$905,628	100.0%	4.2%	6.1 Years

REAL ESTATE ASSETS: (a)	Total Homes	% of Total	Total Cost	% of Total	4Q14 NOI	% of Total
Unencumbered real estate assets	43,472	77.8%	$5,987,447	79.5%	$105,788	75.5%
Encumbered real estate assets	12,413	22.2%	1,541,340	20.5%	34,242	24.5%
Total	55,885	100.0%	$7,528,787	100.0%	$140,030	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.3x

(a) Real estate assets include communities under development and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2015 AND 2016:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
1Q 2015	$421	$—	$—	$421	N/A
2Q 2015	430	—	250,000	250,430	5.1%
3Q 2015	480	—	—	480	N/A
4Q 2015	490	—	—	490	N/A
2015	$1,821	$—	$250,000	$251,821	5.1%

1Q 2016	$498	$—	$—	$498	N/A
2Q 2016	503	—	—	503	N/A
3Q 2016	512	—	—	512	N/A
4Q 2016	523	—	—	523	N/A
2016	$2,036	$—	$—	$2,036	N/A

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	29%	Yes

Secured Debt to Gross Asset Value	<	35%	9%	Yes

Consolidated EBITDA to Total Fixed Charges	>	150%	375%	Yes

Unencumbered Adjusted NOI to Total Unsecured Debt	>	10.5%	21%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	35%	Yes

Total Secured Debt to Total Asset Value	<	40%	12%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	339%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	375%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF DECEMBER 31, 2014(a):

	Future Scheduled Repayments				Weighted Average Interest on Maturing Debt
Year (b)	Amortization	Secured Maturities	Total	% of Total
2015	$2,752	$—	$2,752	1.7%	N/A
2016	2,631	51,625	54,256	33.1%	3.3%
2017	1,659	45,536	47,195	28.8%	2.8%
2018	688	45,975	46,663	28.5%	4.1%
2019	334	7,383	7,717	4.7%	4.2%
Thereafter	155	5,160	5,315	3.2%	4.7%
Total Debt	$8,219	$155,679	$163,898	100.0%	3.5%

Weighted Average Maturity of Debt		2.7 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$44,712	27.3%	2.0%	2.3 Years
Fixed rate debt		119,186	72.7%	4.1%	2.8 Years
Total		$163,898	100.0%	3.5%	2.7 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$119,186	72.7%	4.1%	2.8 Years
Conventional variable-rate mortgage debt		30,732	18.8%	2.1%	1.9 Years
Variable-rate construction loans		13,980	8.5%	1.8%	3.2 Years
Total		$163,898	100.0%	3.5%	2.7 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,012	$784,524
Properties under development and land		266	37,677
Total		7,278	$822,201

(a) In December 2014, the partnership agreements for each of the funds were amended, resulting in the extension of the term for each fund to December 31, 2026 and our ownership interests were increased from 20% to 31.3% effective December 23, 2014.
(b) Includes all available extension options.
(c) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2015 AND 2016:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	(a)	Amortization	Secured Maturities	Total
1Q 2015		$661	$—	$661	N/A
2Q 2015		653	—	653	N/A
3Q 2015		711	—	711	N/A
4Q 2015		727	—	727	N/A
2015		$2,752	$—	$2,752	N/A

1Q 2016		$733	$—	$733	N/A
2Q 2016		705	26,910	27,615	3.2%
3Q 2016		642	—	642	N/A
4Q 2016		551	24,715	25,266	3.4%
2016		$2,631	$51,625	$54,256	3.3%

(a) Includes all available extension options.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Fourth quarter 2014
	Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.5	years	$2,362	$45	$877	$17
Appliances	9.6	years	937	18	216	4
Painting	—		—	—	1,481	28
Cabinetry/Countertops	10.0	years	439	8	—	—
Other	9.3	years	1,466	28	513	10
Exteriors
Painting	5.0	years	1,293	24	—	—
Carpentry	10.0	years	353	7	—	—
Landscaping	5.6	years	1,213	23	2,526	48
Roofing	20.0	years	845	16	74	1
Site Drainage	10.0	years	533	10	—	—
Fencing/Stair	10.0	years	653	12	—	—
Other (b)	8.0	years	3,435	64	3,176	60
Common Areas
Mech., Elec., Plumbing	9.7	years	1,980	37	1,045	20
Parking/Paving	5.0	years	920	17	—	—
Pool/Exercise/Facility	8.1	years	3,108	59	326	6
Total			$19,537	$368	$10,234	$194
Weighted Average Apartment Homes				52,998		52,998

Revenue Enhancing Expenditures (c)	10.0	years	$6,740	$12,693
Revenue Enhanced Apartment Homes				531

	Year to date 2014
	Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.5	years	$10,128	$192	$3,297	$62
Appliances	9.6	years	3,888	74	874	17
Painting	—		—	—	5,953	113
Cabinetry/Countertops	10.0	years	1,519	29	—	—
Other	9.3	years	5,756	109	2,137	40
Exteriors
Painting	5.0	years	4,294	81	—	—
Carpentry	10.0	years	1,290	24	—	—
Landscaping	5.6	years	2,297	43	11,189	212
Roofing	20.0	years	3,591	68	261	5
Site Drainage	10.0	years	1,536	29	—	—
Fencing/Stair	10.0	years	1,488	28	—	—
Other (b)	8.0	years	9,112	172	13,097	248
Common Areas
Mech., Elec., Plumbing	9.7	years	7,210	136	4,414	84
Parking/Paving	5.0	years	1,761	33	—	—
Pool/Exercise/Facility	8.1	years	9,151	173	1,472	28
Total			$63,021	$1,191	$42,694	$809
Weighted Average Apartment Homes				52,833		52,833

Revenue Enhancing Expenditures (c)	10.0	years	$54,739	$11,485
Revenue Enhanced Apartment Homes				4,766

(a) Weighted average useful life of capitalized expenses for the three and twelve months ended December 31, 2014.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Represents capital expenditures for the three and twelve months ended December 31, 2014 spent on apartment unit renovation (primarily kitchens and baths) designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	2015 FINANCIAL OUTLOOK
AS OF JANUARY 30, 2015

(Unaudited)

2014 Reported FFO, Adjusted for Non-Routine Items and Year End Shares Outstanding
($'s and shares in thousands)
	Total	Per Share
2014 Reported FFO	$378,043	$4.18
Adjustments for 2014 non-routine items:
Less: Gain on sale of land, net	(2,457)	(0.03)
Plus: Fund Modification Incentive Compensation	10,000	0.11

2014 FFO adjusted for non-routine items	$385,586	$4.27

2014 Fully Diluted Weighted Average Shares Outstanding - FFO		90,366

December 31, 2014 Fully Diluted Weighted Average Shares Outstanding - FFO		91,210

2014 FFO Adjusted for Non-Routine Items and December 31, 2014 Fully Diluted Shares Outstanding - FFO		$4.23

2015 Financial Outlook

Earnings Guidance - Per Diluted Share
Expected FFO per share - diluted		$4.36 - $4.56

"Same Property" Communities
Number of Units		47,878
2014 Base Net Operating Income		$496 million
Total Revenue Growth		3.75% - 4.75%
Total Expense Growth		4.50% - 5.00%
Net Operating Income Growth		3.00% - 5.00%
Impact from 1% change in NOI Growth is approximately $0.054 / share

Physical Occupancy		95.2%

Capitalized Expenditures
Recurring		$61 - $65 million
Revenue Enhancing Repositions (a)		$21 - $25 million

Acquisitions/Dispositions
Disposition Volume (consolidated on balance sheet)		$100 - $300 million
Acquisition Volume (consolidated on balance sheet)		$100 - $300 million

Development
Development Starts (consolidated on balance sheet)		$100 - $300 million
Development Spend (consolidated on balance sheet)		$300 - $400 million

Equity in Income of Joint Ventures (FFO)		$13 - $15 million

Non-Property Income
Non-Property Income, Net		$2 - $4 million
Includes: Fee and asset management income (including fees from joint ventures), net of expenses, and interest and other income

Corporate Expenses
General and administrative expense (b)		$41 - $43 million
Property management expense		$23 - $25 million

Capital
Expected Capital Transactions		$0 - $300 million
Expensed Interest		$96 - $100 million
Capitalized Interest		$16 - $18 million

(a) Revenue Enhancing Repositions are capital expenditures that improve a community's competitive position, typically kitchen and bath upgrades or other new amenities.
(b) Excludes any third party acquisition costs.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document. Additionally, please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2013	2014	2013
Net income attributable to common shareholders	$178,498	$129,996	$292,089	$336,364
Real estate depreciation from continuing operations	60,032	54,520	230,638	209,474
Real estate depreciation from discontinued operations	—	199	—	5,255
Adjustments for unconsolidated joint ventures	1,357	1,422	5,337	5,738
Income allocated to non-controlling interests	6,126	5,123	9,225	9,927
Gain on sale of unconsolidated joint venture properties	—	(3,245)	(3,566)	(16,277)
Gain on sale of operating properties, net of tax	(155,680)	—	(155,680)	—
Gain on sale of discontinued operations, net of tax	—	(91,101)	—	(182,160)
Funds from operations	$90,333	$96,914	$378,043	$368,321

Weighted average number of common shares outstanding:
EPS diluted	90,233	88,686	88,468	88,494
FFO diluted	91,045	89,772	90,366	89,580

Total earnings per common share -- diluted	$1.98	$1.46	$3.27	$3.78
FFO per common share - diluted	$0.99	$1.08	$4.18	$4.11

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	1Q15	Range	2015	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.34	$0.38	$1.47	$1.67
Expected real estate depreciation	0.67	0.67	2.74	2.74
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.10	0.10
Expected income allocated to non-controlling interests	0.01	0.01	0.05	0.05
Expected FFO per share - diluted	$1.04	$1.08	$4.36	$4.56

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2014	2013	2014	2013
Net income attributable to common shareholders	$178,498	$129,996	$292,089	$336,364
Less: Fee and asset management	(2,531)	(2,873)	(9,832)	(11,690)
Less: Interest and other income	(80)	(41)	(842)	(1,217)
Less: Income on deferred compensation plans	(2,003)	(3,078)	(3,937)	(8,290)
Plus: Property management	5,581	5,196	22,689	21,774
Plus: Fee and asset management	1,595	1,288	5,341	5,756
Plus: General and administrative	20,595	9,209	51,005	40,586
Plus: Interest	24,417	24,162	93,263	98,129
Plus: Depreciation and amortization	61,106	55,878	235,634	214,395
Plus: Amortization of deferred financing costs	862	859	3,355	3,548
Plus: Expense on deferred compensation plans	2,003	3,078	3,937	8,290
Less: Gain on sale of operating properties, including land	(155,680)	—	(159,289)	(698)
Less: Impairment associated with land holdings	—	—	1,152	—
Less: Equity in income of joint ventures	(1,134)	(4,207)	(7,023)	(24,865)
Plus: Income tax expense	675	239	1,903	1,826
Less: Income from discontinued operations	—	(1,290)	—	(8,515)
Less: Gain on sale of discontinued operations, net of tax	—	(91,101)	—	(182,160)
Plus: Income allocated to non-controlling interests from continuing operations	6,126	1,128	9,225	4,022
Plus: Income, including gain on sale, allocated to non-controlling interests from discontinued operations	—	3,995	—	5,905
Net Operating Income (NOI)	$140,030	$132,438	$538,670	$503,160

"Same Property" Communities	$120,271	$115,469	$469,488	$447,696
Non-"Same Property" Communities	15,362	12,648	52,138	38,972
Development and Lease-Up Communities	1,809	(12)	2,355	(12)
Dispositions/Other	2,588	4,333	14,689	16,504
Net Operating Income (NOI)	$140,030	$132,438	$538,670	$503,160

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of discontinued operations, net of tax, and income (loss) allocated to non-controlling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2014	2013	2014	2013
Net income attributable to common shareholders	$178,498	$129,996	$292,089	$336,364
Plus: Fund Modification Incentive Compensation	10,000	—	10,000	—
Plus: Interest	24,417	24,162	93,263	98,129
Plus: Amortization of deferred financing costs	862	859	3,355	3,548
Plus: Depreciation and amortization	61,106	55,878	235,634	214,395
Plus: Income allocated to non-controlling interests from continuing operations	6,126	1,128	9,225	4,022
Plus: Income, including gain on sale, allocated to non-controlling interests from discontinued operations	—	3,995	—	5,905
Plus: Income tax expense	675	239	1,903	1,826
Plus: Real estate depreciation from discontinued operations	—	199	—	5,255
Less: Gain on sale of operating properties, including land	(155,680)	—	(159,289)	(698)
Less: Impairment associated with land holdings	—	—	1,152	—
Less: Equity in income of joint ventures	(1,134)	(4,207)	(7,023)	(24,865)
Less: Gain on sale of discontinued operations, net of tax	—	(91,101)	—	(182,160)
EBITDA	$124,870	$121,148	$480,309	$461,721

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Moody's	Baa1	Stable
	Fitch	BBB+	Positive
	Standard & Poor's	BBB+	Stable

Estimated Future Dates:		Q1 '15	Q2 '15	Q3 '15	Q4 '15
Earnings release & conference call		Late Apr	Late July	Early Nov	Early Feb

Dividend Information - Common Shares:		Q1 '14	Q2 '14	Q3 '14	Q4 '14
Declaration Date		1/30/2014	6/16/2014	9/15/2014	12/03/2014
Record Date		3/31/2014	6/30/2014	9/30/2014	12/17/2014
Payment Date		4/17/2014	7/17/2014	10/17/2014	01/16/2015
Distributions Per Share		$0.66	$0.66	$0.66	$0.66

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call 1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2014

(Unaudited)							4Q14 Avg
			Year Placed	Average	Apartment	4Q14 Avg	Monthly Rental Rates
Community Name	City	State	In Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	97%	$978	$1.24
Camden Foothills (1)	Scottsdale	AZ	2014	1,032	220	Lease-Up	1,554	1.51
Camden Legacy	Scottsdale	AZ	1996	1,067	428	95%	1,067	1.00
Camden Montierra	Scottsdale	AZ	1999	1,071	249	96%	1,195	1.12
Camden Pecos Ranch	Chandler	AZ	2001	924	272	95%	923	1.00
Camden San Marcos	Scottsdale	AZ	1995	984	320	93%	1,080	1.10
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	95%	1,076	1.03
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	95%	1,459	1.12
TOTAL ARIZONA	8	Properties		1,009	2,315	95%	1,129	1.12

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	96%	1,808	1.79
Camden Harbor View	Long Beach	CA	2004	975	538	96%	2,175	2.23
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	96%	1,930	1.91
Camden Martinique	Costa Mesa	CA	1986	794	714	95%	1,533	1.93
Camden Parkside	Fullerton	CA	1972	836	421	95%	1,355	1.62
Camden Sea Palms	Costa Mesa	CA	1990	891	138	96%	1,683	1.89
Total Los Angeles/Orange County	6	Properties		904	2,481	96%	1,739	1.92

Camden Landmark	Ontario	CA	2006	982	469	96%	1,401	1.43
Camden Old Creek	San Marcos	CA	2007	1,037	350	95%	1,743	1.68
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	97%	1,632	1.70
Camden Tuscany	San Diego	CA	2003	896	160	97%	2,249	2.51
Camden Vineyards	Murrieta	CA	2002	1,053	264	96%	1,306	1.24
Total San Diego/Inland Empire	5	Properties		991	1,665	96%	1,598	1.61

TOTAL CALIFORNIA	11	Properties		939	4,146	96%	1,683	1.79

Camden Belleview Station	Denver	CO	2009	888	270	94%	1,274	1.44
Camden Caley	Englewood	CO	2000	925	218	96%	1,199	1.30
Camden Denver West	Golden	CO	1997	1,015	320	96%	1,413	1.39
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	96%	1,437	1.25
Camden Interlocken	Broomfield	CO	1999	1,010	340	96%	1,355	1.34
Camden Lakeway	Littleton	CO	1997	932	451	96%	1,230	1.32
TOTAL COLORADO	6	Properties		991	1,941	96%	1,321	1.33

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	94%	1,503	1.42
Camden Clearbrook	Frederick	MD	2007	1,048	297	95%	1,391	1.33
Camden College Park	College Park	MD	2008	942	508	94%	1,582	1.68
Camden Dulles Station	Oak Hill	VA	2009	978	382	94%	1,608	1.64
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	96%	1,677	1.59
Camden Fairfax Corner	Fairfax	VA	2006	934	489	96%	1,749	1.87
Camden Fallsgrove	Rockville	MD	2004	996	268	95%	1,727	1.73
Camden Grand Parc	Washington	DC	2002	674	105	96%	2,442	3.63
Camden Lansdowne	Leesburg	VA	2002	1,006	690	96%	1,452	1.44
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	96%	1,595	1.55
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,521	1.78
Camden NoMa	Washington	DC	2014	770	321	95%	2,091	2.72
Camden Potomac Yard	Arlington	VA	2008	835	378	95%	2,018	2.42
Camden Roosevelt	Washington	DC	2003	856	198	97%	2,564	2.99
Camden Russett	Laurel	MD	2000	992	426	95%	1,428	1.44
Camden Silo Creek	Ashburn	VA	2004	975	284	96%	1,481	1.52
Camden South Capitol (2)	Washington	DC	2013	821	276	93%	2,143	2.61
Camden Summerfield	Landover	MD	2008	957	291	95%	1,612	1.69
Camden Summerfield II	Landover	MD	2012	936	187	93%	1,606	1.72
TOTAL DC METRO	19	Properties		946	6,405	95%	1,690	1.79

Camden Aventura	Aventura	FL	1995	1,108	379	94%	1,817	1.64
Camden Boca Raton (1)	Boca Raton	FL	2014	843	261	Lease-Up	1,813	2.15
Camden Brickell	Miami	FL	2003	937	405	97%	1,923	2.05
Camden Doral	Miami	FL	1999	1,120	260	97%	1,708	1.52
Camden Doral Villas	Miami	FL	2000	1,253	232	97%	1,818	1.45
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	95%	1,951	1.87
Camden Plantation	Plantation	FL	1997	1,201	502	96%	1,462	1.22
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	95%	1,458	1.31
Total Southeast Florida	8	Properties		1,079	2,781	96%	1,737	1.61

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	96%	1,131	1.05
Camden Lago Vista	Orlando	FL	2005	955	366	96%	998	1.05
Camden LaVina	Orlando	FL	2012	970	420	95%	1,089	1.12
Camden Lee Vista	Orlando	FL	2000	937	492	96%	958	1.02
Camden Orange Court	Orlando	FL	2008	817	268	96%	1,197	1.47
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	94%	885	0.98
Camden Town Square	Orlando	FL	2012	986	438	95%	1,158	1.18
Camden Waterford Lakes (2)	Orlando	FL	2013	971	300	98%	1,174	1.21
Camden World Gateway	Orlando	FL	2000	979	408	96%	1,065	1.09
Total Orlando	9	Properties		951	3,540	96%	$1,053	$1.11

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2014

(Unaudited)							4Q14 Avg
			Year Placed	Average	Apartment	4Q14 Avg	Monthly Rental Rates
Community Name	City	State	In Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	95%	$962	$1.02
Camden Bayside	Tampa	FL	1987/1989	748	832	96%	853	1.14
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	95%	802	1.10
Camden Montague	Tampa	FL	2012	975	192	96%	1,152	1.18
Camden Preserve	Tampa	FL	1996	942	276	95%	1,173	1.25
Camden Providence Lakes	Brandon	FL	1996	1,024	260	96%	945	0.92
Camden Royal Palms	Brandon	FL	2006	1,017	352	96%	1,009	0.99
Camden Visconti (2)	Tampa	FL	2007	1,125	450	96%	1,169	1.04
Camden Westchase Park	Tampa	FL	2012	993	348	98%	1,259	1.27
Camden Westshore	Tampa	FL	1986	728	278	97%	930	1.28
Camden Woods	Tampa	FL	1986	1,223	444	96%	935	0.76
Total Tampa/St. Petersburg	11	Properties		924	4,880	96%	979	1.06

TOTAL FLORIDA	28	Properties		971	11,201	96%	1,190	1.23

Camden Brookwood	Atlanta	GA	2002	912	359	97%	1,209	1.32
Camden Creekstone	Atlanta	GA	2002	990	223	96%	1,090	1.10
Camden Deerfield	Alpharetta	GA	2000	1,187	292	95%	1,197	1.01
Camden Dunwoody	Atlanta	GA	1997	1,007	324	96%	1,131	1.12
Camden Fourth Ward	Atlanta	GA	2014	847	276	89%	1,061	1.25
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	97%	1,253	1.34
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	95%	1,107	1.08
Camden Phipps (2)	Atlanta	GA	1996	1,018	234	96%	1,444	1.42
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	98%	1,050	0.92
Camden St. Clair	Atlanta	GA	1997	999	336	96%	1,162	1.16
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	94%	824	0.82
Camden Vantage	Atlanta	GA	2010	901	592	96%	1,197	1.33
TOTAL GEORGIA	12	Properties		988	3,867	96%	1,146	1.16

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	96%	745	0.79
Camden Breeze	Las Vegas	NV	1989	846	320	96%	753	0.89
Camden Canyon	Las Vegas	NV	1995	987	200	97%	902	0.91
Camden Commons	Henderson	NV	1988	936	376	96%	781	0.83
Camden Cove	Las Vegas	NV	1990	898	124	98%	757	0.84
Camden Del Mar	Las Vegas	NV	1995	986	560	96%	968	0.98
Camden Fairways	Henderson	NV	1989	896	320	97%	911	1.02
Camden Hills	Las Vegas	NV	1991	439	184	96%	523	1.19
Camden Legends	Henderson	NV	1994	792	113	96%	849	1.07
Camden Palisades	Las Vegas	NV	1991	905	624	95%	751	0.83
Camden Pines	Las Vegas	NV	1997	982	315	95%	832	0.85
Camden Pointe	Las Vegas	NV	1996	983	252	97%	768	0.78
Camden Summit	Henderson	NV	1995	1,187	234	95%	1,111	0.94
Camden Tiara	Las Vegas	NV	1996	1,043	400	96%	884	0.85
Camden Vintage	Las Vegas	NV	1994	978	368	95%	719	0.74
TOTAL NEVADA	15	Properties		938	4,918	96%	820	0.87

Camden Ballantyne	Charlotte	NC	1998	1,045	400	96%	1,174	1.12
Camden Cotton Mills	Charlotte	NC	2002	905	180	97%	1,420	1.57
Camden Dilworth	Charlotte	NC	2006	857	145	98%	1,361	1.59
Camden Fairview	Charlotte	NC	1983	1,036	135	97%	1,077	1.04
Camden Foxcroft	Charlotte	NC	1979	940	156	99%	924	0.98
Camden Grandview	Charlotte	NC	2000	1,057	266	98%	1,539	1.45
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	1,012	1.04
Camden Simsbury	Charlotte	NC	1985	874	100	97%	1,072	1.23
Camden South End Square	Charlotte	NC	2003	882	299	98%	1,298	1.47
Camden Stonecrest	Charlotte	NC	2001	1,098	306	96%	1,205	1.10
Camden Touchstone	Charlotte	NC	1986	899	132	98%	896	1.00
Total Charlotte	11	Properties		980	2,487	97%	1,197	1.22

Camden Asbury Village (2)	Raleigh	NC	2009	1,009	350	96%	1,053	1.04
Camden Crest	Raleigh	NC	2001	1.013	438	90%	903	0.89
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	97%	940	0.90
Camden Lake Pine	Apex	NC	1999	1,066	446	96%	960	0.90
Camden Manor Park	Raleigh	NC	2006	966	484	96%	966	1.00
Camden Overlook	Raleigh	NC	2001	1,060	320	95%	1,101	1.04
Camden Reunion Park	Apex	NC	2000/2004	972	420	95%	831	0.85
Camden Westwood	Morrisville	NC	1999	1,027	354	96%	905	0.88
Total Raleigh	8	Properties		1,016	3,054	95%	952	0.94

TOTAL NORTH CAROLINA	19	Properties		1,000	5,541	96%	$1,062	$1.06

CAMDEN	COMMUNITY TABLE
Community statistics as of 12/31/2014

(Unaudited)							4Q14 Avg
			Year Placed	Average	Apartment	4Q14 Avg	Monthly Rental Rates
Community Name	City	State	In Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Amber Oaks (2)	Austin	TX	2009	862	348	96%	$963	$1.12
Camden Amber Oaks II (2)	Austin	TX	2012	910	244	95%	1,055	1.16
Camden Brushy Creek (2)	Cedar Park	TX	2008	882	272	96%	1,003	1.14
Camden Cedar Hills	Austin	TX	2008	911	208	96%	1,135	1.25
Camden Gaines Ranch	Austin	TX	1997	955	390	95%	1,285	1.35
Camden Huntingdon	Austin	TX	1995	903	398	95%	973	1.08
Camden Ridgecrest (3)	Austin	TX	1995	855	284	96%	866	1.01
Camden Shadow Brook (2)	Austin	TX	2009	909	496	95%	1,026	1.13
Camden Stoneleigh	Austin	TX	2001	908	390	95%	1,144	1.26
Total Austin	9	Properties		901	3,030	95%	1,053	1.17

Camden Breakers	Corpus Christi	TX	1996	868	288	95%	1,170	1.35
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	94%	876	1.13
Camden Miramar (4)	Corpus Christi	TX	1994-2014	494	1,005	98%	1,148	2.32
Camden South Bay (2)	Corpus Christi	TX	2007	1,055	270	96%	1,254	1.19
Total Corpus Christi	4	Properties		687	1,907	95%	1,117	1.80

Camden Addison	Addison	TX	1996	942	456	96%	1,001	1.06
Camden Belmont	Dallas	TX	2010/2012	945	477	95%	1,338	1.42
Camden Buckingham	Richardson	TX	1997	919	464	96%	1,039	1.13
Camden Centreport	Ft. Worth	TX	1997	911	268	96%	984	1.08
Camden Cimarron	Irving	TX	1992	772	286	95%	998	1.29
Camden Design District (2)	Dallas	TX	2009	939	355	95%	1,278	1.36
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,146	1.23
Camden Henderson	Dallas	TX	2012	967	106	97%	1,464	1.51
Camden Legacy Creek	Plano	TX	1995	831	240	96%	1,057	1.27
Camden Legacy Park	Plano	TX	1996	871	276	96%	1,083	1.24
Camden Panther Creek (2)	Frisco	TX	2009	946	295	96%	1,088	1.15
Camden Riverwalk (2)	Grapevine	TX	2008	982	600	94%	1,286	1.31
Camden Valley Park	Irving	TX	1986	743	516	96%	916	1.23
Total Dallas/Ft. Worth	13	Properties		905	5,243	95%	1,123	1.24

Camden City Centre	Houston	TX	2007	932	379	96%	1,632	1.75
Camden City Centre II	Houston	TX	2013	868	268	96%	1,714	1.97
Camden Cypress Creek (2)	Cypress	TX	2009	993	310	95%	1,232	1.24
Camden Downs at Cinco Ranch (2)	Katy	TX	2004	1,075	318	96%	1,244	1.16
Camden Grand Harbor (2)	Katy	TX	2008	959	300	96%	1,179	1.23
Camden Greenway	Houston	TX	1999	861	756	95%	1,400	1.63
Camden Heights (2)	Houston	TX	2004	927	352	96%	1,534	1.65
Camden Holly Springs	Houston	TX	1999	934	548	95%	1,232	1.32
Camden Midtown	Houston	TX	1999	844	337	95%	1,695	2.01
Camden Northpointe (2)	Tomball	TX	2008	940	384	97%	1,059	1.13
Camden Oak Crest	Houston	TX	2003	870	364	97%	1,087	1.25
Camden Park	Houston	TX	1995	866	288	95%	1,059	1.22
Camden Plaza	Houston	TX	2007	915	271	96%	1,557	1.70
Camden Post Oak	Houston	TX	2003	1,200	356	94%	2,625	2.19
Camden Royal Oaks	Houston	TX	2006	923	236	98%	1,251	1.36
Camden Royal Oaks II	Houston	TX	2012	1,054	104	99%	1,444	1.37
Camden Spring Creek (2)	Spring	TX	2004	1,080	304	95%	1,196	1.11
Camden Stonebridge	Houston	TX	1993	845	204	95%	1,051	1.24
Camden Sugar Grove	Stafford	TX	1997	921	380	95%	1,095	1.19
Camden Travis Street	Houston	TX	2010	819	253	96%	1,619	1.98
Camden Vanderbilt	Houston	TX	1996/1997	863	894	95%	1,433	1.66
Camden Whispering Oaks	Houston	TX	2008	934	274	98%	1,241	1.33
Camden Woodson Park (2)	Houston	TX	2008	916	248	96%	1,104	1.21
Camden Yorktown (2)	Houston	TX	2008	995	306	96%	1,155	1.16
Total Houston	24	Properties		930	8,434	96%	1,377	1.48

TOTAL TEXAS	50	Properties		893	18,614	95%	1,226	1.37

TOTAL PROPERTIES	168	Properties		945	58,948	96%	$1,247	$1.32

(1) Completed communities in lease-up as of December 31, 2014 are excluded from total occupancy numbers.
(2) Communities owned through investment in joint venture.
(3) Camden Ridgecrest sold subsequent to year end.
(4) Miramar is a student housing community which is excluded from total occupancy numbers.